                                                                    EXHIBIT 10.3

                              JEFFERIES GROUP, INC.
                                OPTION AGREEMENT

      AGREEMENT dated as of [date] ("Grant Date"), between JEFFERIES GROUP, INC., a Delaware corporation (the "Company") and [name] ("Optionee"). By accepting the grant of the Option, the Optionee has agreed to the terms of this Agreement.

I.    Options Granted

      The Company hereby confirms the grant, pursuant to the Company's 2003 Incentive Compensation Plan (the "Plan"), to Optionee, on Grant Date, of the stock options specified in Part II below. Each of the options specified below (each an "Option") represents the right to purchase the specified number of shares of the Company's Common Stock, $.0001 par value per share, at the specified Exercise Price per share, at such times as the right to exercise has Vested and prior to the expiration of the Option and subject to such other terms and conditions as are specified in Part II below and elsewhere in this Agreement, including the Terms and Conditions of Option Grant(s) attached hereto. The number of Shares Purchasable and the Exercise Price are subject to adjustment as specified in the Plan.

II.   Principal Terms of Option

      Shares Purchasable:    [ ] shares
      Exercise Price:        [$XX] per share
      Vesting Date:          [date of vesting]
      Expiration Date:       2:00 p.m., Pacific Time, on the earlier of (i) the
                             date of Optionee's termination of employment with the Company and its subsidiaries if such termination occurs before the Vesting Date, (ii) the 60th day following the termination of Optionee's employment with the Company and its subsidiaries if such termination occurs on or after the Vesting Date, or (iii) [insert expiration date]

                     TERMS AND CONDITIONS OF OPTION GRANT(S)

The following Terms and Conditions apply to each Option granted to you by Jefferies Group, Inc. (the "Company") identified on the preceding page. Certain specific terms of each Option, including number of Shares Purchasable, the Vesting and Expiration Dates, and Exercise Price, are set forth on the preceding page.

      1. Each Option is a non-qualified stock option granted to you under the Company's 2003 Incentive Compensation Plan (the "Plan"), a copy of which is available to you on the Company's Intranet (www.corp.jefco.com -- go to PeopleNet, then to Plan Documents). You may also request a copy from the Secretary of the Company. All of the terms, conditions and other provisions of the Plan are incorporated by reference herein. If there is any conflict between the provisions of this document and the provisions of the Plan, the provisions of the Plan govern. By accepting the grant of each Option, you agree to be bound by all the terms and provisions of the Plan (as presently in effect or later amended), rules and regulations under the Plan adopted from time to time, and decisions and determinations of the Company's Compensation Committee (the "Committee") made from time to time.

      2. Subject to all applicable laws, rules, regulations and Section 6 of the Plan, you may exercise each Option if and to the extent it has become vested and exercisable on and after the specified Vesting Date and prior to the Expiration Date of the Option.

      3. To exercise each Option, you must (a) give written notice, signed by you, to the Secretary of the Company and (b) pay the Exercise Price of the Option for the number of shares of Common Stock being purchased in full to the Company in cash (including by check), payable in United States dollars, or as otherwise permitted under the Plan or this Section 3. The notice will be deemed to have been received on the earlier of personal delivery to the Secretary or the date of delivery by overnight mail or other courier service to the office of the Secretary (the "Exercise Date"). However, if your exercise notice and payment are received after 1:59 p.m., Pacific Time, the Exercise Date will be the next business day.

      Once you give notice of exercise, your notice may not be revoked. When you exercise the Option, or part thereof, the Company will transfer or will cause to be issued a certificate or certificates for the Common Stock being purchased as promptly as practicable, with any legend deemed necessary or advisable by the Secretary affixed to such certificate(s). You do not have any rights as a stockholder with respect to any shares of Common Stock covered by the Option until the Option has been properly exercised by you and the Exercise Price for the shares has been paid.

      Unless otherwise determined by the Committee, you may pay all or part of the Exercise Price by delivery and transfer to the Company of that number of shares of the Company's Common Stock owned by you (and not acquired by exercise of an option or otherwise under a Company plan within the prior six months, unless otherwise determined by the Committee) with an aggregate Fair Market Value equal to the aggregate Exercise Price to be paid thereby, or in any other manner then permitted by the Committee, in accordance with any rules and regulations adopted by the Committee.

      4. As a condition to the exercise of each Option, the Company may require you to make any representation and/or warranty to the Company as may be required under any applicable law or regulation. In addition, each Option is subject to cancellation or rescission if you fail to comply with certain conditions relating to non-competition, confidential information, and intellectual property, and in certain cases you may be required to repay amounts realized upon exercise of the Option upon a failure to comply with such conditions, as provided in Section 7.4 of the Plan.

      5. By accepting the grant of each Option, you agree to take any action that the Company reasonably deems necessary to comply with federal and state laws, or the rules and regulations of the New York Stock Exchange or any other stock exchange.

      6. Unless otherwise determined by the Committee, you may not transfer any Option to any third party other than by will or the laws of descent and distribution, and, during your lifetime, only you or your duly appointed guardian or legal representative may exercise the Option. You may designate one or more beneficiaries to exercise your rights under the Option upon your death, in the manner and to the extent permitted by the Committee under rules and regulations adopted by the Committee under the Plan.

      7. The terms and conditions of each Option and the Plan are binding upon the heirs, executors, administrators and successors of you and the Company. These terms and the obligations of the Company and your rights hereunder may not be added to or modified except in a writing signed by the Company.

      8. No Option or granting of the Option shall constitute or be evidence of any agreement or understanding, express or implied, that you have a right to continue as an officer or employee of the Company for any period of time, or at any particular rate of compensation.

                              JEFFERIES GROUP, INC.
                           DEFERRED COMPENSATION PLAN
                  As Amended and Restated as of January 1, 2003

                            SHARE OPTION CERTIFICATE

                              FIRST NAME, LAST NAME

      The SHARE OPTION CERTIFICATE, dated as of the __________________ (the "Date of Issuance"), evidences and sets forth terms and conditions of the Share Option (the "Option") granted by JEFFERIES GROUP, INC., a Delaware corporation (the "Company") to ("Optionee"). By accepting the grant of the Option, the Optionee has agreed to the terms set forth and incorporated into this Certificate.

I.    Share Option Granted

      The Company hereby confirms the grant, pursuant to the Company's Deferred Compensation Plan (the "DCP"), together with the 2003 Incentive Compensation Plan (the "2003 ICP" and, with the DCP, the Plans) from which the Option shares are drawn, of the Option specified in Part II below. The Option represents the right to purchase the specified number of shares of the Company's Common Stock, $.0001 par value per share, at the specified Exercise Price per share, following the Date of Issuance and prior to the expiration of the Option and subject to such other terms and conditions as are specified in Part II below and elsewhere in this CERTIFICATE including the Terms and Conditions of Option Grant(s) attached hereto. The number of Shares Purchasable and the Exercise Price are subject to adjustment as specified in the Plans.

II.   Principal Terms of the Option:

      Shares Purchasable under the Option and the corresponding Exercise Prices are as follows:

SHARES PURCHASABLE                   EXERCISE PRICE PER SHARE                  STATED EXPIRATION DATE
------------------                   ------------------------                  ----------------------

      Vesting Date:      Option is fully Vested at Date of Issuance

      Expiration Date:        2:00 p.m., Pacific Time, on the Stated Expiration
                         Date (relating to the specified shares in the table above), provided that, if Optionee's employment with the Company and its subsidiaries terminates at least 60 days before that date, the Expiration Date will be the 60th day following the later of the date of such termination of employment or the Date of Issuance of this Certificate.

                      TERMS AND CONDITIONS OF SHARE OPTIONS

The following Terms and Conditions apply to each Option granted to you by Jefferies Group, Inc. (the "Company") and evidenced by the Share Option Certificate ("Certificate") to which these Terms and Conditions are attached. Certain specific terms of each Option, including number of shares purchasable, the Vesting and Expiration Dates, and Exercise Price, are set forth on the preceding page.

      1. Each Option is a non-qualified stock option granted to you under the Company's Deferred Compensation Plan (the "DCP"), which is implemented under and subject to the Company's 2003 Incentive Compensation Plan (the "2003 ICP" and, with the DCP, the Plans), copies of which are available to you on the Company's Intranet (www.corp.jefco.com -- go to PeopleNet, then to Plan Documents). You may also request a copy from the Secretary of the Company. All of the terms, conditions and other provisions of the Plans are incorporated by reference herein. If there is any conflict between the provisions of this document and the provisions of the Plans, the provisions of the Plans govern. By accepting the grant of each Option, you agree to be bound by all the terms and provisions of the Plans (as presently in effect or later amended), rules and regulations adopted from time to time, and decisions and determinations made from time to time by the Company's Compensation Committee (the "Committee") and any other committee authorized to administer the Plan.

      2. Subject to all applicable laws, statutes, rules, regulations and applicable provisions of the Plans, you may exercise each Option if and to the extent it has become vested and exercisable on and after the specified Vesting Date and prior to the Expiration Date of the Option.

      3. To exercise each Option, you must (a) give written notice, signed by you, to the Secretary of the Company and (b) pay the Exercise Price of the Option for the number of shares of Common Stock being purchased in full to the Company in cash (including by check), payable in United States dollars or as otherwise permitted under the Plans or this Section 3. This notice will be deemed to have been received on the earlier of personal delivery to the Secretary or the date of delivery by overnight mail or other courier service to the office of the Secretary (the "Exercise Date"). However, if your exercise notice and payment are received after 1:59 p.m., Pacific Time, the Exercise Date will be the next business day.

      Once you give notice of exercise, your notice may not be revoked. When you exercise the Option, or part thereof, the Company will transfer or will cause to be issued a certificate or certificates for the Common Stock being purchased as promptly as practicable, with any legend deemed necessary or advisable by the Secretary affixed to such share certificate(s). You do not have any rights as a stockholder with respect to any shares of Common Stock covered by the Option until the Option with respect to such shares has been properly exercised by you and the Exercise Price for the shares has been paid.

      Unless otherwise determined by the Committee, you may pay all or part of the Exercise Price by delivery and transfer to the Company of that number of shares of the Company's Common

Stock owned by you (and not acquired by exercise of an option or otherwise under a Company plan within the prior six months, unless otherwise determined by the Committee) with an aggregate Fair Market Value equal to the aggregate Exercise Price to be paid thereby, or in any other manner then permitted by the Committee, in accordance with any rules and regulations adopted by the Committee.

      4. As a condition to the exercise of each Option, the Company may require you to make any representation and/or warranty to the Company as may be required under any applicable law or regulation. The provisions of Section 7.4 of the 2003 ICP will not apply to the Option(s).

      5. By accepting the grant of each Option, you agree to take any action that the Company reasonably deems necessary to comply with federal and state laws, or the rules and regulations of the New York Stock Exchange or any other stock exchange.

      6. Unless otherwise determined by the Committee, you may not transfer any Option to any third party other than by will or the laws of descent and distribution, and, during your lifetime, only you or your duly appointed guardian or legal representative may exercise the Option. You may designate one or more beneficiaries to exercise your rights under the Option upon your death, in the manner and to the extent permitted by the Committee under rules and regulations adopted by the Committee under the Plan.

      7. The terms and conditions of each Option and the Plan are binding upon the heirs, executors, administrators and successors of you and the Company. These terms and the obligations of the Company and the rights of Optionee hereunder may not be added to or modified except in a writing signed by the Company.

      8. No Option or granting of the Option will constitute or be evidence of any agreement or understanding, express or implied, that you have a right to continue as an officer or employee of the Company for any period of time, or at any particular rate of compensation.